EXHIBIT 10.13

SERIES 20  -   ACCOUNT CONTROL AGREEMENT

among

FORD CREDIT FLOORPLAN MASTER OWNER TRUST A,
as Grantor

                                                                         ,
as Secured Party

and

                                                                         ,
as Financial Institution

Dated as of              , 20

i

SERIES 20  -   ACCOUNT CONTROL AGREEMENT, dated as of           , 20   (this “Agreement”), among FORD CREDIT FLOORPLAN MASTER OWNER TRUST A, a Delaware statutory trust, as grantor (the “Grantor”),                         , a             , as Indenture Trustee for the benefit of the Series 20  -   Noteholders (in this capacity, the “Secured Party”), and                         , a            in its capacity as both a “securities intermediary” as defined in Section 8-102 of the UCC and a “bank” as defined in Section 9-102 of the UCC (in these capacities, the “Financial Institution”).

BACKGROUND

The Grantor is engaging in a securitization transaction in which it will issue the Series 20  -   Notes under an Indenture Supplement to an Indenture and the Secured Party will hold funds in bank accounts for the benefit of the Series 20  -   Noteholders.

The parties are entering into this Agreement to perfect the security interest in the bank accounts.

The parties agree as follows:

ARTICLE I
USAGE AND DEFINITIONS

Section 1.1.                                 Usage and Definitions.  Capitalized terms used but not defined in this Agreement are defined in (a) Appendix A to the Series 20  -   Indenture Supplement, dated as of         , 20   (the “Indenture Supplement”), between the Grantor, as Issuer, and                         , as Indenture Trustee, or (b) Appendix A to (i) the Fifth Amended and Restated Sale and Servicing Agreement, dated as of August 1, 2001, as amended and restated as of December 1, 2010, among Ford Credit Floorplan Corporation, as Depositor, the Grantor, as Issuer, and Ford Motor Credit Company LLC, as Servicer, and (ii) the Fifth Amended and Restated Sale and Servicing Agreement, dated as of August 1, 2001, as amended and restated as of December 1, 2010, among Ford Credit Floorplan LLC, as Depositor, the Issuer and the Servicer.  Each Appendix A also contains usage rules that apply to this Agreement.  Each Appendix A is incorporated by reference into this Agreement.  References to the “UCC” mean the Uniform Commercial Code as in effect in the State of New York.

ARTICLE II
ESTABLISHMENT OF COLLATERAL ACCOUNTS

Section 2.1.                                 Description of Accounts.  The Financial Institution has established the following accounts (each, a “Collateral Account”):

“Series 20  -   Principal Funding Account —                          as Indenture Trustee, as secured party for Ford Credit Floorplan Master Owner Trust A for Series 20  -  ” with account number      .

“Series 20  -   Reserve Account —                          as Indenture Trustee, as secured party for Ford Credit Floorplan Master Owner Trust A for Series 20  -  ” with account number      .

“Series 20  -   Accumulation Period Reserve Account —                       as Indenture Trustee, as secured party for Ford Credit Floorplan Master Owner Trust A for Series 20  -  ” with account number      .

Section 2.2.                                 Account Changes.  Neither the Financial Institution nor the Grantor will change the name or account number of a Collateral Account without the consent of the Secured Party.  The Financial Institution will promptly notify the Servicer of any changes.  This Agreement will apply to each successor account to a Collateral Account, which will also be a Collateral Account.

Section 2.3.                                 Account Types.  The Financial Institution agrees that each Collateral Account is, and will be maintained as, either a “securities account” (as defined in Section 8-501 of the UCC) or a “deposit account” (as defined in Section 9-102(a)(29) of the UCC).

Section 2.4.                                 Securities Accounts.  If a Collateral Account is a securities account, the Financial Institution agrees that:

(a)                                 Financial Assets.  It will promptly credit each item of property (whether cash, investment property, security, instrument or other financial asset) delivered to the Financial Institution under the Indenture Supplement to the Collateral Account and treat each item of property as a “financial asset” (within the meaning of Section 8-102(a)(9) of the UCC); and

(b)                                 Registration and Indorsement.  It will ensure that all financial assets (other than cash) credited to the Collateral Account are registered in the name of the Financial Institution, indorsed to the Financial Institution or in blank or credited to another securities account maintained in the name of the Financial Institution and that no financial asset credited to the Collateral Account is registered in the name of the Grantor, payable to the order of the Grantor or specially indorsed to the Grantor unless it has been indorsed to the Financial Institution or in blank.

ARTICLE III
SECURED PARTY CONTROL

Section 3.1.                                 Control of Collateral Accounts.  To establish “control” of the Collateral Accounts by the Secured Party under Sections 9-104 and 9-106 of the UCC, the Financial Institution agrees to comply with any order or instruction from the Secured Party directing the deposit, withdrawal, transfer or redemption of the cash or other financial assets credited to a Collateral Account (a “Secured Party Order”) without the need for consent by the Grantor or any other Person.

Section 3.2.                                 Investment Instructions.  If (a) the Financial Institution has not received a Secured Party Order for the investment of funds in a Collateral Account by 11:00 a.m. New York time (or another time agreed to by the Financial Institution) on the Business Day before a Payment Date or (b) the Financial Institution receives notice from the Indenture Trustee that a Default or Event of Default has occurred and is continuing for the Series 20  -   Notes, the Financial Institution will invest and reinvest funds in the Collateral Account according to the last investment instruction received, if any.  If no prior investment instructions have been received or if the instructed investments are no longer available or permitted, the Indenture Trustee will notify the Servicer and request new investment instructions.

Section 3.3.                                 Conflicting Orders or Instructions.  If the Financial Institution receives conflicting orders or instructions from the Secured Party and the Grantor or any other Person, the Financial Institution will follow the orders or instructions of the Secured Party and not the Grantor or such other Person.

ARTICLE IV
SUBORDINATION OF LIEN; WAIVER OF SET-OFF

Section 4.1.                                 Subordination.  If the Financial Institution has a security interest in a Collateral Account, the Financial Institution agrees that the security interest will be subordinate to the security interest of the Secured Party.

Section 4.2.                                 Set-off and Recoupment.  The cash, investment property, security, instrument or other financial assets credited to a Collateral Account will not be subject to deduction, set-off, recoupment, banker’s lien, or other right in favor of a Person other than the Secured Party.  However, the Financial Institution may set off (a) the customary fees and expenses for the routine maintenance and operation of the Collateral Account due to the Financial Institution, (b) the face amount of checks credited to the Collateral Account but subsequently returned unpaid due to uncollected or insufficient funds and (c) advances made to settle an investment of funds in the Collateral Account.

ARTICLE V
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 5.1.                                 Financial Institution’s Representations and Warranties.  The Financial Institution represents and warrants to the Grantor and the Secured Party as follows:

(a)                                 Enforceability.  This Agreement is the legal, valid and binding obligation of the Financial Institution.

(b)                                 No Agreements with Grantor.  There are no agreements between the Financial Institution and the Grantor relating to a Collateral Account other than this Agreement, the Indenture Supplement and the other Series 20  -   Transaction Documents.

(c)                                  No Other Agreements.  The Financial Institution has not entered into an agreement relating to a Collateral Account in which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the UCC) or “instructions” (within the meaning of Section 9-104 of the UCC) of any Person other than the Secured Party.

(d)                                 No Limitations.  The Financial Institution has not entered into an agreement limiting or conditioning the Financial Institution’s obligation to comply with any Secured Party Order.

(e)                                  No Liens.  Except for the claims and interests of the Secured Party and the Grantor, the Financial Institution does not know of a lien on, or claim to, or interest in, a Collateral Account or in the cash or other financial assets credited to a Collateral Account.

Section 5.2.                                 Financial Institution’s Covenants.

(a)                                 Statements, Confirmations and Other Correspondence.  The Financial Institution will promptly deliver copies of statements, confirmations and correspondence about the Collateral Accounts and the cash or other financial assets credited to a Collateral Account to the Grantor and the Secured Party.

(b)                                 Notice of Claim.  If a Person asserts a lien, encumbrance or claim against a Collateral Account (or in the cash or other financial assets credited to a Collateral Account), the Financial Institution will promptly notify the Secured Party.

(c)                                  Negative Covenants.  Until the termination of this Agreement, the Financial Institution will not enter into (i) an agreement relating to a Collateral Account in which it agrees to comply with entitlement orders or instructions of any Person other than the Secured Party or (ii) an agreement limiting or conditioning the Financial Institution’s obligation to comply with Secured Party Orders.

ARTICLE VI
OTHER AGREEMENTS

Section 6.1.                                 Location of Financial Institution.  For purposes of the UCC, New York will be the location of (i) the bank for purposes of Sections 9-301, 9-304 and 9-305 of the UCC and (ii) the securities intermediary for purposes of Sections 9-301 and 9-305 and Section 8-110 of the UCC.

Section 6.2.                                 Reliance by Financial Institution.  The Financial Institution is not obligated to investigate or inquire whether the Secured Party may deliver a Secured Party Order.  The Financial Institution may rely on communications (including Secured Party Orders) believed by it in good faith to be genuine and given by the proper party.

Section 6.3.                                 Termination and Replacement of Financial Institution.  The Financial Institution may terminate its rights and obligations under this Agreement if the Secured Party resigns or is removed as Indenture Trustee under the Indenture Supplement and the Indenture.  The Grantor may terminate the rights and obligations of the Financial Institution if the Financial Institution ceases to be a Qualified Institution.  No termination of the Financial Institution will be effective until new Collateral Accounts are established with, and the cash and other financial assets credited to the Collateral Accounts are transferred to, another securities intermediary who has agreed to accept the obligations of the Financial Institution under this Agreement or a similar agreement.

Section 6.4.                                 No Petition.  Each party agrees that, before the date that is one year and one day (or, if longer, any applicable preference period) after payment in full of (a) all securities issued by either Depositor or by a trust for which either Depositor was a depositor or (b) the Notes, it will not start or pursue against, or join any other Person in starting or pursuing against,

(i) either Depositor or (ii) the Issuer, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy or similar law.  This Section 6.4 will survive the termination of this Agreement.

Section 6.5.                                 Limitation of Liability.

(a)                                 Financial Institution.  The Financial Institution will not be liable under this Agreement, except for (i) its own willful misconduct, bad faith or negligence or (ii) breach of its representations and warranties in this Agreement.  The Financial Institution will not be liable for special, indirect or consequential losses or damages (including lost profit), even if the Financial Institution has been advised of the likelihood of the loss or damage and regardless of the form of action.

(b)                                 Secured Party.  In performing its obligations under this Agreement, the Secured Party is subject to, and entitled to the benefits of, the terms of the Indenture Supplement and the Indenture that apply to the Indenture Trustee.

(c)                                  Owner Trustee.  This Agreement has been signed on behalf of the Grantor by                      , not in its individual capacity, but solely in its capacity as Owner Trustee of the Grantor.  In no event will                       in its individual capacity or a beneficial owner of the Grantor be liable for the Grantor’s obligations under this Agreement.  For all purposes under this Agreement, the Owner Trustee is subject to, and entitled to the benefits of, the Trust Agreement.

Section 6.6.                                 Conflict With Other Agreement.  If there is conflict between this Agreement and any other agreement relating to a Collateral Account, this Agreement will govern.

Section 6.7.                                 Termination.  This Agreement will terminate on the date the security interests of the Secured Party in each Collateral Account are terminated under the Indenture Supplement and the Indenture and the Secured Party has notified the Financial Institution of the termination of the security interest.  The termination of this Agreement will not terminate a Collateral Account or change the obligations of the Financial Institution to the Grantor relating to a Collateral Account.

ARTICLE VII
MISCELLANEOUS

Section 7.1.                                 Amendment.

(a)                                 Amendments.  The parties may amend this Agreement:

(i)                                     to clarify an ambiguity, correct an error or correct or supplement any term of this Agreement that may be defective or inconsistent with the other terms of this Agreement, in each case without the consent of the Series 20  -   Noteholders or any other Person;

(ii)                                  to add, change or eliminate terms of this Agreement, in each case without the consent of the Series 20  -   Noteholders or any other Person, if the Administrator delivers an Officer’s Certificate to the Grantor, the Owner Trustee and the Indenture Trustee stating that the amendment will not have a material adverse effect on the Series 20  -   Noteholders; or

(iii)                               to add, change or eliminate terms of this Agreement for which an Officer’s Certificate is not or cannot be delivered under Section 7.1(a)(ii), with the consent of the Series 20  -   Noteholders of a majority of the Note Balance of each Class of Series 20  -   Notes Outstanding (with each affected Class voting separately, except that all Series 20  -   Noteholders of Class A Notes will vote together as a single class).

(b)                                 Notice of Amendments.  The Administrator will notify the Rating Agencies in advance of any amendment.  Promptly after the execution of an amendment, the Administrator will deliver a copy of the amendment to the Rating Agencies.

Section 7.2.                                 Benefit of Agreement.  This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns.  No other Person will have any right or obligation under this Agreement.

Section 7.3.                                 Notices.

(a)                                 Notices to Parties.  Notices, requests, demands, consents, waivers or other communications to or from the parties must be in writing and will be considered received by the recipient:

(i)                                     for overnight mail, on delivery or, for registered first class mail, postage prepaid, three days after deposit in the mail properly addressed to the recipient;

(ii)                                  for a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii)                               for an email, when receipt is confirmed by telephone or reply email from the recipient; and

(iv)                              for an electronic posting to a password-protected website to which the recipient has access, on delivery of an email (without the requirement of confirmation of receipt) stating that the electronic posting has been made.

(b)                                 Notice Addresses.  A notice, request, demand, consent, waiver or other communication must be addressed to the recipient at its address stated in Schedule B to the Sale and Servicing Agreements, which address the party may change by notifying the other parties.

Section 7.4.                                 GOVERNING LAW.  THIS AGREEMENT AND EACH COLLATERAL ACCOUNT WILL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK.

Section 7.5.                                 Submission to Jurisdiction.  Each party submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for legal proceedings relating to this Agreement.  Each party irrevocably waives, to the fullest extent permitted by law, any objection that it may now or in the future have to the venue of a proceeding brought in such a court and any claim that the proceeding was brought in an inconvenient forum.

Section 7.6.                                 WAIVER OF JURY TRIAL.  EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN LEGAL PROCEEDINGS RELATING TO THIS AGREEMENT.

Section 7.7.                                 No Waiver; Remedies.  No party’s failure or delay in exercising a power, right or remedy under this Agreement will operate as a waiver.  No single or partial exercise of a power, right or remedy will preclude any other or further exercise of the power, right or remedy or the exercise of any other power, right or remedy.  The powers, rights and remedies under this Agreement are in addition to any powers, rights and remedies under law.

Section 7.8.                                 Severability.  If a part of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Agreement and will not affect the validity, legality or enforceability of the remaining Agreement.

Section 7.9.                                 Headings.  The headings in this Agreement are included for convenience and will not affect the meaning or interpretation of this Agreement.

Section 7.10.                          Counterparts.  This Agreement may be executed in multiple counterparts.  Each counterpart will be an original and all counterparts will together be one document.

[Remainder of Page Left Blank]

EXECUTED BY:

FORD CREDIT FLOORPLAN MASTER OWNER
TRUST A, as Grantor

	By:	, not in its
individual capacity but solely as Owner Trustee of Ford Credit Floorplan Master Owner Trust A

By:
Name:
Title:

,
as Secured Party

By:
Name:
Title:

,
as Financial Institution

By:
Name:
Title:

[Signature Page to Series 20    -      Account Control Agreement]